Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Twelve Months Ended December 31, 2023

                              Full-Year 2023 Highlights

●	Revenue of $1,010.0 million, a 55.9% increase from 2022
●	Average day rate increased to $16,802 per day, $4,048 higher than 2022
●	Net income of $97.2 million, an increase of $118.9 million from 2022
●	Adjusted EBITDA of $386.7 million, an increase of $220.0 million from 2022
●	Net cash provided by operating activities of $104.7 million, an increase of $64.5 million from 2022
●	Free cash flow of $111.3 million, an increase of $60.8 million from 2022
●	Completed acquisition and financing of 37 PSVs from Solstad Offshore

                              Fourth Quarter 2023 Highlights

●	Revenue of $302.7 million, highest quarterly revenue in eight years
●	Average day rate increased to $18,066 per day, $201 higher than the third quarter of 2023
●	Composite leading edge term contract day rate of $29,511, $902 higher than the third quarter of 2023
●	Net income of $37.7 million, an increase of $11.5 million from the third quarter of 2023
●	Adjusted EBITDA of $131.3 million, an increase of $11.6 million from the third quarter of 2023
●	Net cash provided by operating activities of $47.2 million, an increase of $12.3 million from the third quarter of 2023
●	Free cash flow of $61.0 million, an increase of $31.9 million from the third quarter of 2023

                              Share Repurchase Program and 2024 Guidance

●	Completed $35.0 million of share repurchases during the fourth quarter of 2023 at an average price of $59.29 per share
●	Board approves a new share repurchase authorization of $48.6 million, the maximum permissible amount under existing debt agreements
●	Reiterating 2024 revenue guidance of $1.40 to $1.45 billion and 2024 gross margin guidance of 52%

HOUSTON, February 29, 2024 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and twelve months ended December 31, 2023 of $302.7 million and $1,010.0 million, respectively, compared with $186.7 million and $647.7 million, respectively, for the three and twelve months ended December 31, 2022. Tidewater's net income for the three and twelve months ended December 31, 2023, was $37.7 million ($0.70 per common share) and $97.2 million ($1.84 per common share), respectively, compared with net income (losses) of $10.6 million ($0.20 per common share) and $(21.7) million ($0.49 per common share), respectively, for the three and twelve months ended December 31, 2022.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “The past year represented a year of significant milestones and profitable growth for Tidewater with revenue and gross profit improving each quarter throughout the year. The supply and demand dynamics positively influencing the offshore vessel industry drove strong financial and operational results, with revenue cresting the $1.0 billion mark, a significant achievement for Tidewater that was bolstered by the acquisitions done in 2022 and 2023. Day rate progression realized during the year is faster than anything we have seen in the industry. The shortage of vessels, a record-low vessel newbuilding order book and improving offshore vessel demand visibility all support improving operational performance into 2024 and beyond, as indicated by our continued confidence in our ability to grow revenue by 40% and grow gross margin by 66% in 2024. As a result of improved industry fundamentals and associated financial performance, Tidewater is once again in a position to return capital to shareholders, the initial phase of which we completed during the fourth quarter of 2023 with an initial $35.0 million of share repurchases. We are excited to continue to grow free cash flow and return capital to our shareholders as this upcycle continues to unfold.

“Since 2017, we have been high-grading the fleet through the disposal of lower-specification vessels and the acquisition of higher-specification vessels. The financial impact of this strategy continues to be demonstrated by the higher revenue and gross margin outlook for our business. Fourth quarter revenue of $302.7 million is the highest quarterly revenue in over eight years and we anticipate quarterly revenue growth each quarter in 2024, outgrowing the seasonality we typically see in the first and fourth quarters of the year. Gross margin for the fourth quarter came in at 47.2%, the highest gross margin percentage in 15 years, and we anticipate gross margin for the fourth quarter of 2024 to reach 56.0%. Leading edge day rates continued their upward trend, with leading edge day rates up $902 sequentially, to $29,511. We continue to see improving demand across all regions and for a variety of end markets beyond drilling and, as such, we reiterate our full-year 2024 revenue guidance of $1.40 to $1.45 billion and gross margin guidance of 52.0%.

“We generated $61.0 million of free cash flow and returned nearly 60% of this to our shareholders in the form of share repurchases during the fourth quarter. Given our free cash flow performance, business outlook and healthy balance sheet, we are pleased to announce the Board has authorized a new share repurchase program, under which we are authorized to purchase up to $48.6 million of the Company’s common stock. The new authorization represents the maximum permissible amount of share repurchases under our existing debt agreements. As we have previously communicated, we anticipate utilizing this repurchase program opportunistically, weighing the value of share repurchases against other capital allocation opportunities to optimize the use of our capital to maximize shareholder returns.

“The past year was an important chapter in Tidewater’s history and was a successful year by all measures. I want to thank our dedicated team for their tremendous contributions to this achievement. We have even greater success ahead of us and I look forward to working together to achieve the goals we have set for ourselves. As always, we remain committed to providing a safe and rewarding environment for our employees as we continue to build the safest, most sustainable, most reliable, most profitable, high specification offshore energy support vessel fleet in the world.”

In addition to the number of outstanding shares, as of December 31, 2023, the Company also has the following in-the-money warrants.

Common shares outstanding	52,259,303
New Creditor Warrants (strike price $0.001 per common share)	81,244
GulfMark Creditor Warrants (strike price $0.01 per common share)	91,436
Total	52,431,983

Tidewater will hold a conference call to discuss results for the three and twelve months ending December 31, 2023 on March 1, 2024, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 6663124 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on March 1, 2024. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at December 31, 2023 and 2022; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three and twelve months ended December 31, 2023 and 2022; and the Consolidated Statements of Cash Flows for the three and twelve months ended December 31, 2023 and 2022. Extracts are drawn from the December 31, 2023 and 2022 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenues:
Vessel revenues	$300,515	$185,106	$998,993	$641,404
Other operating revenues	2,143	1,640	10,992	6,280
Total revenues	302,658	186,746	1,009,985	647,684
Costs and expenses:
Vessel operating costs	158,553	115,496	556,515	397,301
Costs of other operating revenues	1,337	694	4,342	2,130
General and administrative	24,724	28,633	95,283	101,921
Depreciation and amortization	59,167	29,881	180,331	119,160
Long-lived asset impairment and other	—	—	—	714
Gain on asset dispositions, net	(4,218)	(1,076)	(8,701)	(250)
Total costs and expenses	239,563	173,628	827,770	620,976
Operating income	63,095	13,118	182,215	26,708
Other income (expense):
Foreign exchange gain (loss)	2,250	2,105	(1,370)	(2,827)
Equity in net earnings (losses) of unconsolidated companies	10	14	39	(221)
Interest income and other, net	3,029	981	6,517	5,397
Loss on warrants	—	—	—	(14,175)
Interest and other debt costs, net	(20,263)	(4,339)	(48,472)	(17,189)
Total other expense	(14,974)	(1,239)	(43,286)	(29,015)
Income (loss) before income taxes	48,121	11,879	138,929	(2,307)
Income tax expense	10,793	1,697	43,308	19,886
Net income (loss)	37,328	10,182	95,621	(22,193)
Less: Net loss attributable to noncontrolling interests	(336)	(438)	(1,564)	(444)
Net income (loss) attributable to Tidewater Inc.	$37,664	$10,620	$97,185	$(21,749)
Basic income (loss) per common share	$0.72	$0.22	$1.88	$(0.49)
Diluted income (loss) per common share	$0.70	$0.20	$1.84	$(0.49)
Weighted average common shares outstanding	52,648	48,766	51,591	44,132
Dilutive effect of warrants, restricted stock units and stock options	1,351	3,069	1,346	—
Adjusted weighted average common shares	53,999	51,835	52,937	44,132

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	December 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$274,437	$164,192
Restricted cash	1,241	1,241
Trade and other receivables, less allowance for credit losses of $15,914 and $14,060 as of December 31, 2023 and 2022, respectively	268,352	156,465
Marine operating supplies	31,933	30,830
Assets held for sale	—	4,195
Prepaid expenses and other current assets	15,172	20,985
Total current assets	591,135	377,908
Net properties and equipment	1,315,122	796,655
Deferred drydocking and survey costs	106,698	61,080
Indemnification assets	17,370	28,369
Other assets	32,449	33,644
Total assets	$2,062,774	$1,297,656

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$44,931	$38,946
Accrued expenses	125,590	105,518
Current portion of long-term debt	103,077	—
Other current liabilities	55,133	50,323
Total current liabilities	328,731	194,787
Long-term debt	631,361	169,036
Other liabilities	64,985	67,843

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized. 52,259,303 and 50,554,179 shares issued and outstanding at December 31, 2023 and 2022, respectively	52	51
Additional paid-in-capital	1,671,759	1,556,990
Accumulated deficit	(637,838)	(699,649)
Accumulated other comprehensive loss	5,266	8,576
Total stockholders' equity	1,039,239	865,968
Noncontrolling interests	(1,542)	22
Total equity	1,037,697	865,990
Total liabilities and equity	$2,062,774	$1,297,656

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In Thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income (loss)	$37,328	$10,182	$95,621	$(22,193)
Other comprehensive income (loss):
Unrealized gain (loss) on note receivable	682	779	213	(496)
Change in supplemental executive retirement plan pension liability	(525)	4,561	(525)	4,561
Change in liability of pension plans	696	1,762	(2,998)	1,843
Total comprehensive income (loss)	$38,181	$17,284	$92,311	$(16,285)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Twelve Months	Twelve Months
	Ended	Ended
	December 31, 2023	December 31, 2022
Operating activities:
Net income (loss)	$95,621	$(22,193)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	128,777	83,522
Amortization of deferred drydocking and survey costs	51,554	35,638
Amortization of debt premiums and discounts	4,619	1,679
Amortization of below market contracts	(3,800)	—
Provision for deferred income taxes	92	36
Gain on asset dispositions, net	(8,701)	(250)
Gain on pension settlement	(2,313)	—
Gain on bargain purchase	—	(1,300)
Long-lived asset impairment and other	—	714
Loss on warrants	—	14,175
Stock-based compensation expense	10,755	7,372
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(109,756)	(4,129)
Changes in due to/from affiliate, net	—	(20)
Accounts payable	5,985	16,481
Accrued expenses	20,072	(1,340)
Deferred drydocking and survey costs	(97,378)	(56,000)
Other, net	9,178	(34,159)
Net cash provided by operating activities	104,705	40,226
Cash flows from investing activities:
Proceeds from asset dispositions	15,506	13,568
Acquisitions, net of cash acquired	(594,191)	(20,740)
Additions to properties and equipment	(31,588)	(16,637)
Net cash used in investing activities	(610,273)	(23,809)
Cash flows from financing activities:
Exercise of warrants	111,483	—
Proceeds from issuance of shares	—	187,832
Repurchase of SPO acquisition warrants	—	(187,832)
Issuance of long-term debt	575,000	—
Principal payments on long-term debt	(13,677)	—
Purchase of common stock	(35,025)	—
Acquisition of non-controlling interest in a majority owned subsidiary	(1,427)	—
Debt issuance costs	(14,758)	(393)
Tax on share-based awards	(6,040)	(2,323)
Net cash provided by (used in) financing activities	615,556	(2,716)
Net change in cash, cash equivalents and restricted cash	109,988	13,701
Cash, cash equivalents and restricted cash at beginning of period	167,977	154,276
Cash, cash equivalents and restricted cash at end of period	$277,965	$167,977

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$26,638	$15,554
Income taxes	$43,880	$22,275
Supplemental disclosure of noncash investing activities:
Acquisition of SPO	$—	$162,648
Purchase of three vessels	$14,265	$—
Supplemental disclosure of noncash financing activities:
Warrants issued for SPO acquisition	$—	$162,648
Repurchase of SPO acquisition warrants	$—	$1,365
Debt incurred for the purchase of three vessels	$15,235	$—

Note:  Cash, cash equivalents and restricted cash at December 31, 2023 includes $2.3 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at September 30, 2023	$53	$1,668,392	$(640,128)	$4,413	$(1,206)	$1,031,524
Total comprehensive income (loss)	—	—	37,664	853	(336)	38,181
Exercise of warrants into common stock	—	—	—	—	—	—
Repurchase and retirement of common stock	(1)	—	(35,374)	—	—	(35,375)
Amortization of share-based awards	—	3,367	—	—	—	3,367
Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697

Balance at September 30, 2022	$46	$1,555,388	$(710,269)	$1,474	$460	$847,099
Total comprehensive income (loss)	—	—	10,620	7,102	(438)	17,284
Issuance of common stock	5	120,629	—	—	—	120,634
Repurchase of SPO acquisition warrants	—	(121,007)	—	—	—	(121,007)
Amortization of share-based awards	—	1,980	—	—	—	1,980
Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990

	Twelve Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990
Total comprehensive income (loss)	—	—	97,185	(3,310)	(1,564)	92,311
Exercise of warrants into common stock	2	111,481	—	—	—	111,483
Repurchase and retirement of common stock	(1)	—	(35,374)	—	—	(35,375)
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)	—	—	—	(1,427)
Amortization of share-based awards	—	4,715	—	—	—	4,715
Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697

Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769
Total comprehensive income (loss)	—	—	(21,749)	5,908	(444)	(16,285)
Issuance of common stock	10	192,881	—	—	—	192,891
SPO acquisition warrants	—	176,823	—	—	—	176,823
Repurchase of SPO acquisition warrants	—	(194,256)	—	—	—	(194,256)
Amortization of share-based awards	—	5,048	—	—	—	5,048
Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
Vessel revenues:
Americas	$68,425	23%	$41,785	23%	$237,205	24%	$146,871	23%
Asia Pacific	38,632	13%	19,070	10%	122,235	12%	64,231	10%
Middle East	38,072	12%	30,575	16%	135,375	14%	110,375	17%
Europe/Mediterranean	80,743	27%	33,482	18%	230,217	23%	129,578	20%
West Africa	74,643	25%	60,194	33%	273,961	27%	190,349	30%
Total vessel revenues	$300,515	100%	$185,106	100%	$998,993	100%	$641,404	100%
Vessel operating costs:
Crew costs	$97,537	33%	$69,699	37%	$329,473	33%	$242,364	38%
Repair and maintenance	21,635	7%	14,774	8%	78,716	8%	51,256	8%
Insurance	2,765	1%	2,027	1%	9,297	1%	6,765	1%
Fuel, lube and supplies	15,265	5%	12,841	7%	60,548	6%	43,729	7%
Other	21,351	7%	16,155	9%	78,481	8%	53,187	8%
Total vessel operating costs	158,553	53%	115,496	62%	556,515	56%	397,301	62%
Vessel operating margin (A)	$141,962	47%	$69,610	38%	$442,478	44%	$244,103	38%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Twelve Months Ended
	December 31, 2023		December 31, 2022		December 31, 2023		December 31, 2022
Vessel operating profit (loss):
Americas	$16,171	5%	$3,216	2%	$42,964	4%	$12,016	2%
Asia Pacific	11,322	4%	(808)	(0)%	38,471	4%	3,726	0%
Middle East	2,093	1%	492	0%	(1,051)	(0)%	(1,093)	(0)%
Europe/Mediterranean	13,768	5%	3,874	2%	33,687	3%	18,844	3%
West Africa	27,360	9%	18,305	10%	98,447	10%	43,112	7%
Other operating profit	806	0%	946	0%	6,650	1%	4,150	1%
	71,520	24%	26,025	14%	219,168	22%	80,755	13%
	—
Corporate expenses (A)	(12,643)	(4)%	(13,983)	(7)%	(45,654)	(5)%	(53,583)	(9)%
Gain on asset dispositions, net	4,218	1%	1,076	1%	8,701	1%	250	0%
Long-lived asset impairment and other	—	0%	—	0%	—	0%	(714)	(0)%
Operating income	$63,095	21%	$13,118	7%	$182,215	18%	$26,708	4%

Note (A):  General and administrative expenses for the three months and twelve months ended December 31, 2023 include stock-based compensation of $3.5 million and $10.8 million, respectively. General and administrative expenses for the three and twelve months ended December 31, 2022 include stock-based compensation of $2.1 million and $7.4 million, respectively. In addition, vessel operating and general and administrative costs for the three months and twelve months ended December 31, 2023, include $2.2 million and $10.9 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and twelve months ended December 31, 2022, include $5.1 million and $19.1 million in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Revenues:
Vessel revenues	$300,515	$296,975	$210,323	$191,180	$185,106
Other operating revenues	2,143	2,287	4,638	1,924	1,640
Total revenues	302,658	299,262	214,961	193,104	186,746
Costs and expenses:
Vessel operating costs (A)	158,553	164,239	118,264	115,459	115,496
Costs of other operating revenue	1,337	1,481	373	1,151	694
General and administrative (A)	24,724	21,001	26,013	23,545	28,633
Depreciation and amortization	59,167	57,730	32,768	30,666	29,881
Gain on asset dispositions, net	(4,218)	(863)	(1,404)	(2,216)	(1,076)
Total operating costs and expenses	239,563	243,588	176,014	168,605	173,628
Operating income	63,095	55,674	38,947	24,499	13,118
Other income (expense):
Foreign exchange gain (loss)	2,250	(2,149)	(3,819)	2,348	2,105
Equity in net earnings of unconsolidated companies	10	4	25	—	14
Interest income and other, net	3,029	568	2,790	130	981
Interest and other debt costs, net	(20,263)	(19,288)	(4,731)	(4,190)	(4,339)
Total other expense	(14,974)	(20,865)	(5,735)	(1,712)	(1,239)
Income before income taxes	48,121	34,809	33,212	22,787	11,879
Income tax expense	10,793	9,260	11,284	11,971	1,697
Net income	37,328	25,549	21,928	10,816	10,182
Net income (loss) attributable to noncontrolling interests	(336)	(650)	(656)	78	(438)
Net income attributable to Tidewater Inc.	$37,664	$26,199	$22,584	$10,738	$10,620
Basic income per common share	$0.72	$0.50	$0.44	$0.21	$0.22
Diluted income per common share	$0.70	$0.49	$0.43	$0.21	$0.20
Weighted average common shares outstanding	52,648	52,230	50,857	50,604	48,766
Dilutive effect of warrants, restricted stock units and stock options	1,351	1,380	1,148	1,368	3,069
Adjusted weighted average common shares	53,999	53,610	52,005	51,972	51,835

Vessel operating margin	$141,962	$132,736	$92,059	$75,721	$69,610

Note (A): Acquisition, restructuring and integration related costs	$2,177	$6,079	$1,242	$1,426	$5,150

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$274,437	$275,070	$171,261	$165,145	$164,192
Restricted cash	1,241	4,973	1,242	4,972	1,241
Trade and other receivables, net	268,352	250,671	195,906	182,198	156,465
Marine operating supplies	31,933	27,489	22,495	24,448	30,830
Assets held for sale	—	565	630	695	4,195
Prepaid expenses and other current assets	15,172	16,598	18,958	18,978	20,985
Total current assets	591,135	575,366	410,492	396,436	377,908
Net properties and equipment	1,315,122	1,348,001	784,873	786,168	796,655
Deferred drydocking and survey costs	106,698	99,215	92,481	82,787	61,080
Indemnification assets	17,370	18,648	22,678	27,698	28,369
Other assets	32,449	30,325	33,640	34,058	33,644
Total assets	$2,062,774	$2,071,555	$1,344,164	$1,327,147	$1,297,656

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$44,931	$57,183	$69,822	$64,775	$38,946
Accrued expenses	125,590	119,631	91,875	107,348	105,518
Current portion of long-term debt	103,077	102,369	2,441	—	—
Other current liabilities	55,133	53,301	42,305	43,220	50,323
Total current liabilities	328,731	332,484	206,443	215,343	194,787
Long-term debt	631,361	641,301	179,573	169,423	169,036
Other liabilities	64,985	66,246	65,621	68,968	67,843

Equity:
Common stock	52	53	51	51	51
Additional paid-in-capital	1,671,759	1,668,392	1,554,793	1,553,919	1,556,990
Accumulated deficit	(637,838)	(640,128)	(666,327)	(688,911)	(699,649)
Accumulated other comprehensive income	5,266	4,413	4,566	8,254	8,576
Total stockholders' equity	1,039,239	1,032,730	893,083	873,313	865,968
Noncontrolling interests	(1,542)	(1,206)	(556)	100	22
Total equity	1,037,697	1,031,524	892,527	873,413	865,990
Total liabilities and equity	$2,062,774	$2,071,555	$1,344,164	$1,327,147	$1,297,656

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Operating activities:
Net income	$37,328	$25,549	$21,928	$10,816	$10,182
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	42,788	43,845	21,096	21,048	20,983
Amortization of deferred drydocking and survey costs	16,379	13,885	11,672	9,618	8,898
Amortization of debt premiums and discounts	1,975	1,802	422	420	522
Amortization of below market contracts	(1,894)	(1,906)	—	—	—
(Provision) benefit for deferred income taxes	23	35	(1)	35	(98)
Gain on asset dispositions, net	(4,218)	(863)	(1,404)	(2,216)	(1,076)
Gain on pension settlement	(506)	—	(1,807)	—	—
Stock-based compensation expense	3,508	2,496	2,648	2,103	2,028
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(17,072)	(54,765)	(12,186)	(25,733)	26,172
Accounts payable	(12,252)	(12,639)	5,047	25,829	7,117
Accrued expenses	5,841	27,775	(15,374)	1,830	(427)
Deferred drydocking and survey costs	(24,069)	(20,618)	(21,366)	(31,325)	(12,117)
Other, net	(600)	10,343	(934)	369	(16,844)
Net cash provided by operating activities	47,231	34,939	9,741	12,794	45,340
Cash flows from investing activities:
Proceeds from asset dispositions	5,902	945	2,943	5,716	5,093
Acquisitions, net of cash acquired	—	(594,191)	—	—	—
Additions to properties and equipment	(8,386)	(5,702)	(8,849)	(8,651)	(4,929)
Net cash provided by (used in) investing activities	(2,484)	(598,948)	(5,906)	(2,935)	164
Cash flows from financing activities:
Exercise of warrants	—	111,483	—	—	—
Proceeds from issuance of shares	—	—	—	—	117,202
Repurchase of SPO acquisition warrants	—	—	—	—	(117,202)
Issuance of long-term debt	—	575,000	—	—	—
Principal payments on long-term debt	(13,677)	—	—	—	—
Purchase of common stock	(35,025)	—	—	—	—
Acquisition of non-controlling interest in a majority owned subsidiary	—	—	—	(1,427)	—
Debt issuance costs	—	(14,758)	—	—	—
Tax on share-based awards	(141)	(378)	(1,774)	(3,747)	(47)
Net cash provided by (used in) financing activities	(48,843)	671,347	(1,774)	(5,174)	(47)
Net change in cash, cash equivalents and restricted cash	(4,096)	107,338	2,061	4,685	45,457
Cash, cash equivalents and restricted cash at beginning of period	282,061	174,723	172,662	167,977	122,520
Cash, cash equivalents and restricted cash at end of period	$277,965	$282,061	$174,723	$172,662	$167,977

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$18,186	$606	$7,748	$98	$7,575
Income taxes	$7,295	$9,384	$10,144	$17,057	$6,132
Supplemental disclosure of noncash investing activities:
Purchase of three vessels	$2,067	$27	$12,171	$—	$—
Supplemental disclosure of noncash financing activities:
Repurchase of SPO acquisition warrants	$—	$—	$—	$—	$373
Debt incurred for purchase of three vessels	$3,037	$27	$12,171	$—	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$28,714	$29,270	$20,316	$20,556	$17,814
PSV < 900	28,143	28,886	19,134	17,390	16,486
AHTS > 16K	4,034	3,584	3,425	3,395	2,873
AHTS 8 - 16K	2,316	2,064	2,807	2,807	1,899
AHTS 4 - 8K	1,428	1,570	1,480	1,521	1,553
Other	3,790	5,343	3,214	2,018	1,160
Total	68,425	70,717	50,376	47,687	41,785
Asia Pacific fleet:
PSV > 900	19,485	20,159	9,648	9,101	6,692
PSV < 900	8,679	8,292	5,811	5,133	3,120
AHTS > 16K	3,759	3,271	2,065	1,342	3,260
AHTS 8 - 16K	4,706	5,287	5,001	5,397	4,364
AHTS 4 - 8K	1,601	1,582	8	998	1,584
Other	402	403	52	53	50
Total	38,632	38,994	22,585	22,024	19,070
Middle East fleet:
PSV > 900	1,378	1,088	1,211	1,192	1,218
PSV < 900	19,215	17,790	16,812	14,965	15,517
AHTS > 16K	1,178	1,196	1,217	2,316	2,351
AHTS 8 - 16K	3,094	3,420	4,276	4,593	4,146
AHTS 4 - 8K	13,207	11,191	8,340	7,696	7,343
Total	38,072	34,685	31,856	30,762	30,575
Europe/Mediterranean fleet:
PSV > 900	61,559	59,872	27,602	21,858	23,640
PSV < 900	15,356	14,039	9,195	6,663	9,017
AHTS > 16K	2,437	3,617	2,228	2,511	643
Other	1,391	1,401	270	218	182
Total	80,743	78,929	39,295	31,250	33,482
West Africa fleet:
PSV > 900	15,478	17,566	11,550	9,900	10,534
PSV < 900	31,893	26,396	25,419	24,835	20,494
AHTS > 16K	6,994	7,138	9,129	6,237	5,385
AHTS 8 - 16K	11,219	11,917	9,870	9,827	11,810
AHTS 4 - 8K	2,126	2,745	3,496	2,360	5,780
Other	6,933	7,888	6,747	6,298	6,191
Total	74,643	73,650	66,211	59,457	60,194
Worldwide fleet:
PSV > 900	126,614	127,955	70,327	62,607	59,898
PSV < 900	103,286	95,403	76,371	68,986	64,634
AHTS > 16K	18,402	18,806	18,064	15,801	14,512
AHTS 8 - 16K	21,335	22,688	21,954	22,624	22,219
AHTS 4 - 8K	18,362	17,088	13,324	12,575	16,260
Other	12,516	15,035	10,283	8,587	7,583
Total	$300,515	$296,975	$210,323	$191,180	$185,106

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	12	12	10	10	10
PSV < 900	18	18	15	15	16
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	2	2	2	2	2
AHTS 4 - 8K	2	2	2	2	2
Other	2	2	2	1	1
Total	38	38	33	32	33
Stacked vessels	(1)	(1)	(1)	(1)	(2)
Active vessels	37	37	32	31	31
Asia Pacific fleet:
PSV > 900	8	8	6	5	5
PSV < 900	5	4	2	2	2
AHTS > 16K	2	2	2	1	2
AHTS 8 - 16K	3	3	3	3	3
AHTS 4 - 8K	1	1	1	2	3
Other	—	—	—	1	1
Total	19	18	14	14	16
Stacked vessels	—	—	—	(1)	(2)
Active vessels	19	18	14	13	14
Middle East fleet:
PSV > 900	1	1	1	1	2
PSV < 900	20	20	20	21	20
AHTS > 16K	1	1	1	2	2
AHTS 8 - 16K	5	5	5	5	5
AHTS 4 - 8K	18	18	17	14	14
Total	45	45	44	43	43
Stacked vessels	—	—	—	—	—
Active vessels	45	45	44	43	43
Europe/Mediterranean fleet:
PSV > 900	39	38	18	19	19
PSV < 900	10	10	7	7	7
AHTS > 16K	2	2	1	1	1
Total	51	50	26	27	27
Stacked vessels	—	—	—	—	—
Active vessels	51	50	26	27	27
West Africa fleet:
PSV > 900	9	9	7	7	6
PSV < 900	19	19	18	18	18
AHTS > 16K	4	4	5	5	4
AHTS 8 - 16K	11	11	11	11	11
AHTS 4 - 8K	4	5	6	8	8
Other	21	24	23	25	28
Total	68	72	70	74	75
Stacked vessels	(1)	(3)	(5)	(8)	(10)
Active vessels	67	69	65	66	65
Worldwide fleet:
PSV > 900	69	68	42	42	42
PSV < 900	72	71	62	63	63
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	21	21
AHTS 4 - 8K	25	26	26	26	27
Other	23	26	25	27	30
Total	221	223	187	190	194
Stacked vessels	(2)	(4)	(6)	(10)	(14)
Active vessels	219	219	181	180	180

Total active	219	219	181	180	180
Total stacked	2	4	6	10	14
Total joint venture	—	—	—	—	1
Total	221	223	187	190	195

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	1,104	1,095	910	907	922
PSV < 900	1,675	1,730	1,365	1,359	1,499
AHTS > 16K	184	184	182	180	184
AHTS 8 - 16K	184	184	182	180	184
AHTS 4 - 8K	184	184	182	180	184
Other	184	184	182	121	92
Total	3,515	3,561	3,003	2,927	3,065
Asia Pacific fleet:
PSV > 900	736	726	559	481	460
PSV < 900	454	358	182	180	184
AHTS > 16K	184	184	182	90	184
AHTS 8 - 16K	276	276	273	270	276
AHTS 4 - 8K	92	92	91	180	292
Other	—	—	—	48	92
Total	1,742	1,636	1,287	1,249	1,488
Middle East fleet:
PSV > 900	92	92	91	90	92
PSV < 900	1,840	1,840	1,820	1,842	1,840
AHTS > 16K	92	92	91	180	184
AHTS 8 - 16K	460	460	455	450	460
AHTS 4 - 8K	1,615	1,640	1,556	1,291	1,288
Total	4,099	4,124	4,013	3,853	3,864
Europe/Mediterranean fleet:
PSV > 900	3,588	3,492	1,638	1,672	1,746
PSV < 900	920	907	637	630	644
AHTS > 16K	184	184	139	90	92
Total	4,692	4,583	2,414	2,392	2,482
West Africa fleet:
PSV > 900	828	819	637	630	644
PSV < 900	1,735	1,744	1,638	1,620	1,656
AHTS > 16K	368	368	407	450	368
AHTS 8 - 16K	1,012	1,012	1,001	990	1,012
AHTS 4 - 8K	385	476	546	720	736
Other	1,899	2,184	2,099	2,256	2,545
Total	6,227	6,603	6,328	6,666	6,961
Worldwide fleet:
PSV > 900	6,348	6,224	3,835	3,780	3,864
PSV < 900	6,624	6,579	5,642	5,631	5,823
AHTS > 16K	1,012	1,012	1,001	990	1,012
AHTS 8 - 16K	1,932	1,932	1,911	1,890	1,932
AHTS 4 - 8K	2,276	2,392	2,375	2,371	2,500
Other	2,083	2,368	2,281	2,425	2,729
Total	20,275	20,507	17,045	17,087	17,860

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	92	92	91	99	211
Total	92	92	91	99	211
Asia Pacific fleet:
AHTS 4 - 8K	—	—	—	—	54
Other	—	—	—	48	92
Total	—	—	—	48	146
West Africa fleet:
AHTS 4 - 8K	109	184	182	180	158
Other	16	103	265	540	797
Total	125	287	447	720	955
Worldwide fleet:
PSV < 900	92	92	91	99	211
AHTS 4 - 8K	109	184	182	180	212
Other	16	103	265	588	889
Total	217	379	538	867	1,312

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	1,104	1,095	910	907	922
PSV < 900	1,583	1,638	1,274	1,260	1,288
AHTS > 16K	184	184	182	180	184
AHTS 8 - 16K	184	184	182	180	184
AHTS 4 - 8K	184	184	182	180	184
Other	184	184	182	121	92
Total	3,423	3,469	2,912	2,828	2,854
Asia Pacific fleet:
PSV > 900	736	726	559	481	460
PSV < 900	454	358	182	180	184
AHTS > 16K	184	184	182	90	184
AHTS 8 - 16K	276	276	273	270	276
AHTS 4 - 8K	92	92	91	180	238
Total	1,742	1,636	1,287	1,201	1,342
Middle East fleet:
PSV > 900	92	92	91	90	92
PSV < 900	1,840	1,840	1,820	1,842	1,840
AHTS > 16K	92	92	91	180	184
AHTS 8 - 16K	460	460	455	450	460
AHTS 4 - 8K	1,615	1,640	1,556	1,291	1,288
Total	4,099	4,124	4,013	3,853	3,864
Europe/Mediterranean fleet:
PSV > 900	3,588	3,492	1,638	1,672	1,746
PSV < 900	920	907	637	630	644
AHTS > 16K	184	184	139	90	92
Total	4,692	4,583	2,414	2,392	2,482
West Africa fleet:
PSV > 900	828	819	637	630	644
PSV < 900	1,735	1,744	1,638	1,620	1,656
AHTS > 16K	368	368	407	450	368
AHTS 8 - 16K	1,012	1,012	1,001	990	1,012
AHTS 4 - 8K	276	292	364	540	578
Other	1,883	2,081	1,834	1,716	1,748
Total	6,102	6,316	5,881	5,946	6,006
Worldwide fleet:
PSV > 900	6,348	6,224	3,835	3,780	3,864
PSV < 900	6,532	6,487	5,551	5,532	5,612
AHTS > 16K	1,012	1,012	1,001	990	1,012
AHTS 8 - 16K	1,932	1,932	1,911	1,890	1,932
AHTS 4 - 8K	2,167	2,208	2,193	2,191	2,288
Other	2,067	2,265	2,016	1,837	1,840
Total	20,058	20,128	16,507	16,220	16,548

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	77.2%	84.5%	78.5%	84.2%	82.6%
PSV < 900	78.9	85.7	83.9	79.8	68.1
AHTS > 16K	59.0	54.7	50.0	50.0	48.2
AHTS 8 - 16K	74.0	65.4	100.0	100.0	76.8
AHTS 4 - 8K	93.7	97.8	93.7	96.4	99.2
Other	100.0	100.0	100.0	97.5	100.0
Total	78.9%	84.1%	82.8%	82.3%	74.6%
Asia Pacific fleet:
PSV > 900	93.4%	97.3%	71.1%	70.8%	62.6%
PSV < 900	92.3	99.0	100.0	90.6	78.4
AHTS > 16K	72.7	66.7	60.7	78.1	90.8
AHTS 8 - 16K	63.9	78.9	85.0	79.8	85.4
AHTS 4 - 8K	100.0	100.0	10.4	80.3	79.5
Total	86.6%	91.3%	72.4%	74.8%	71.7%
Middle East fleet:
PSV > 900	100.0%	90.2%	100.0%	100.0%	100.0%
PSV < 900	88.6	82.8	81.6	74.4	78.3
AHTS > 16K	100.0	100.0	100.0	100.0	100.0
AHTS 8 - 16K	60.4	69.0	87.0	96.0	84.8
AHTS 4 - 8K	87.6	77.7	63.4	85.7	86.3
Total	85.6%	79.8%	76.0%	82.5%	83.3%
Europe/Mediterranean fleet:
PSV > 900	91.4%	90.8%	91.0%	82.7%	88.5%
PSV < 900	86.8	86.4	81.3	85.0	89.2
AHTS > 16K	53.2	63.3	43.4	84.1	65.5
Total	89.0%	88.8%	85.7%	83.4%	87.8%
West Africa fleet:
PSV > 900	64.9%	88.5%	83.1%	83.0%	85.7%
PSV < 900	95.4	85.1	91.1	95.3	89.9
AHTS > 16K	91.1	77.0	92.9	73.5	89.4
AHTS 8 - 16K	72.4	79.5	79.6	79.8	91.1
AHTS 4 - 8K	57.6	58.5	62.9	32.4	62.1
Other	56.9	50.0	49.4	50.3	45.4
Total	73.3%	70.7%	72.3%	68.4%	70.5%
Worldwide fleet:
PSV > 900	85.8%	90.1%	84.0%	82.0%	83.8%
PSV < 900	87.9	85.6	85.5	83.4	80.2
AHTS > 16K	75.8	70.7	73.0	75.4	81.9
AHTS 8 - 16K	68.5	75.6	84.1	85.6	87.4
AHTS 4 - 8K	83.5	76.3	63.5	69.9	79.4
Other	60.7	53.9	53.4	51.7	45.7
Total	81.5%	80.5%	76.9%	76.5%	76.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	77.2%	84.5%	78.5%	84.2%	82.6%
PSV < 900	83.4	90.5	89.9	86.1	79.3
AHTS > 16K	59.0	54.7	50.0	50.0	48.2
AHTS 8 - 16K	74.0	65.4	100.0	100.0	76.8
AHTS 4 - 8K	93.7	97.8	93.7	96.4	99.2
Other	100.0	100.0	100.0	97.5	100.0
Total	81.0%	86.3%	85.4%	85.2%	80.1%
Asia Pacific fleet:
PSV > 900	93.4%	97.3%	71.1%	70.8%	62.6%
PSV < 900	92.3	99.0	100.0	90.6	78.4
AHTS > 16K	72.7	66.7	60.7	78.1	90.8
AHTS 8 - 16K	63.9	78.9	85.0	79.8	85.4
AHTS 4 - 8K	100.0	100.0	10.4	80.3	97.4
Total	86.6%	91.3%	72.4%	77.8%	79.5%
Middle East fleet:
PSV > 900	100.0%	90.2%	100.0%	100.0%	100.0%
PSV < 900	88.6	82.8	81.6	74.4	78.3
AHTS > 16K	100.0	100.0	100.0	100.0	100.0
AHTS 8 - 16K	60.4	69.0	87.0	96.0	84.8
AHTS 4 - 8K	87.6	77.7	63.4	85.7	86.3
Total	85.6%	79.8%	76.0%	82.5%	83.3%
Europe/Mediterranean fleet:
PSV > 900	91.4%	90.8%	91.0%	82.7%	88.5%
PSV < 900	86.8	86.4	81.3	85.0	89.2
AHTS > 16K	53.2	63.3	43.4	84.1	65.5
Total	89.0%	88.8%	85.7%	83.4%	87.8%
West Africa fleet:
PSV > 900	64.9%	88.5%	83.1%	83.0%	85.7%
PSV < 900	95.4	85.1	91.1	95.3	89.9
AHTS > 16K	91.1	77.0	92.9	73.5	89.4
AHTS 8 - 16K	72.4	79.5	79.6	79.8	91.1
AHTS 4 - 8K	80.4	95.4	94.3	43.2	79.1
Other	57.4	52.5	56.5	66.2	66.1
Total	74.8%	73.9%	77.8%	76.6%	81.7%
Worldwide fleet:
PSV > 900	85.8%	90.1%	84.0%	82.0%	83.8%
PSV < 900	89.2	86.8	86.9	84.9	83.2
AHTS > 16K	75.8	70.7	73.0	75.4	81.9
AHTS 8 - 16K	68.5	75.6	84.1	85.6	87.4
AHTS 4 - 8K	87.7	82.6	68.8	75.7	86.7
Other	61.2	56.4	60.4	68.2	67.8
Total	82.4%	82.1%	79.4%	80.6%	82.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$33,707	$31,648	$28,446	$26,930	$23,401
PSV < 900	21,306	19,479	16,702	16,037	16,146
AHTS > 16K	37,174	35,598	37,640	37,720	32,368
AHTS 8 - 16K	16,997	17,157	15,421	15,593	13,431
AHTS 4 - 8K	8,285	8,717	8,678	8,764	8,511
Other	18,427	26,857	17,658	17,110	12,611
Total	24,524	23,495	20,269	19,794	18,271
Asia Pacific fleet:
PSV > 900	28,351	28,525	24,276	26,723	23,237
PSV < 900	20,703	23,380	31,927	31,488	21,627
AHTS > 16K	28,120	26,649	18,690	19,095	19,519
AHTS 8 - 16K	26,680	24,275	21,561	25,049	18,509
AHTS 4 - 8K	17,404	17,197	946	6,903	6,822
Total	25,378	25,867	24,250	23,582	17,868
Middle East fleet:
PSV > 900	14,972	13,112	13,304	13,251	13,234
PSV < 900	11,785	11,677	11,320	10,926	10,768
AHTS > 16K	12,801	13,004	13,378	12,868	12,777
AHTS 8 - 16K	11,140	10,771	10,804	10,632	10,627
AHTS 4 - 8K	9,334	8,787	8,460	6,953	6,604
Total	10,855	10,544	10,449	9,679	9,498
Europe/Mediterranean fleet:
PSV > 900	18,771	18,879	18,512	15,798	15,306
PSV < 900	19,227	17,926	17,756	12,451	15,696
AHTS > 16K	24,899	31,048	36,913	33,164	10,682
Total	19,061	19,105	18,990	15,669	15,364
West Africa fleet:
PSV > 900	28,797	24,220	21,815	18,931	19,096
PSV < 900	19,271	17,781	17,040	16,080	13,758
AHTS > 16K	20,869	25,192	24,154	18,863	16,367
AHTS 8 - 16K	15,302	14,804	12,382	12,433	12,809
AHTS 4 - 8K	9,583	9,858	10,178	10,113	12,637
Other	6,415	7,217	6,511	5,548	5,359
Total	16,356	15,772	14,469	13,047	12,272
Worldwide fleet:
PSV > 900	23,240	22,804	21,820	20,193	18,502
PSV < 900	17,734	16,949	15,837	14,688	13,839
AHTS > 16K	23,985	26,293	24,719	21,163	17,505
AHTS 8 - 16K	16,120	15,533	13,662	13,984	13,153
AHTS 4 - 8K	9,658	9,368	8,828	7,583	8,196
Other	8,397	10,281	8,441	6,852	6,080
Total	$18,066	$17,865	$16,042	$14,624	$13,554

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022

Americas
Vessel revenues	$68,425	$70,717	$50,376	$47,687	$41,785

Vessel operating costs:
Crew costs	24,045	26,848	18,033	17,402	16,486
Repair and maintenance	3,846	5,588	3,973	3,888	3,619
Insurance	526	476	479	410	410
Fuel, lube and supplies	3,241	4,386	2,549	2,999	2,387
Other	5,172	5,924	4,564	3,572	5,102
Total vessel operating costs	36,830	43,222	29,598	28,271	28,004

Vessel operating margin ($)	31,595	27,495	20,778	19,416	13,781
Vessel operating margin (%)	46.2%	38.9%	41.2%	40.7%	33.0%

Americas - Select operating statistics
Average vessels - Total fleet	38	38	33	32	33
Utilization - Total fleet	78.9%	84.1%	82.8%	82.3%	74.6%

Average vessels - Active fleet	37	37	32	31	31
Utilization - Active fleet	81.0%	86.3%	85.4%	85.2%	80.1%

Average day rates	$24,524	$23,495	$20,269	$19,794	$18,271

Vessels commencing drydocks	3	3	4	2	2

Deferred drydocking and survey costs - beginning balance	$29,684	$29,769	$27,832	$21,720	$21,772
Cash paid for deferred drydocking and survey costs	5,025	4,658	5,867	8,218	4,389
Amortization of deferred drydocking and survey costs	(5,353)	(3,727)	(2,626)	(3,417)	(3,025)
Disposals, intersegment transfers and other	(668)	(1,016)	(1,304)	1,311	(1,416)
Deferred drydocking and survey costs - ending balance	$28,688	$29,684	$29,769	$27,832	$21,720

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022

Asia Pacific
Vessel revenues	$38,632	$38,994	$22,585	$22,024	$19,070

Vessel operating costs:
Crew costs	15,177	12,390	7,062	7,311	9,876
Repair and maintenance	2,977	2,969	1,517	1,749	901
Insurance	269	183	219	123	183
Fuel, lube and supplies	1,191	909	1,521	1,630	1,299
Other	2,045	2,380	1,648	1,678	1,574
Total vessel operating costs	21,659	18,831	11,967	12,491	13,833

Vessel operating margin ($)	16,973	20,163	10,618	9,533	5,237
Vessel operating margin (%)	43.9%	51.7%	47.0%	43.3%	27.5%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	19	18	14	14	16
Utilization - Total fleet	86.6%	91.3%	72.4%	74.8%	71.7%

Average vessels - Active fleet	19	18	14	13	14
Utilization - Active fleet	86.6%	91.3%	72.4%	77.8%	79.5%

Average day rates	$25,378	$25,867	$24,250	$23,582	$17,868

Vessels commencing drydocks	—	—	—	1	2

Deferred drydocking and survey costs - beginning balance	$3,595	$2,128	$2,525	$553	$979
Cash paid for deferred drydocking and survey costs	(18)	84	(4)	2,368	156
Amortization of deferred drydocking and survey costs	(720)	(637)	(393)	(282)	(117)
Disposals, intersegment transfers and other	912	2,020	—	(114)	(465)
Deferred drydocking and survey costs - ending balance	$3,769	$3,595	$2,128	$2,525	$553

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022

Middle East
Vessel revenues	$38,072	$34,685	$31,856	$30,762	$30,575

Vessel operating costs:
Crew costs	13,716	13,914	13,170	12,616	12,472
Repair and maintenance	4,105	4,828	3,779	3,475	3,216
Insurance	501	385	465	433	384
Fuel, lube and supplies	2,610	3,142	3,470	2,870	2,991
Other	4,906	4,796	3,756	3,669	2,505
Total vessel operating costs	25,838	27,065	24,640	23,063	21,568

Vessel operating margin ($)	12,234	7,620	7,216	7,699	9,007
Vessel operating margin (%)	32.1%	22.0%	22.7%	25.0%	29.5%

Middle East - Select operating statistics
Average vessels - Total fleet	45	45	44	43	43
Utilization - Total fleet	85.6%	79.8%	76.0%	82.5%	83.3%

Average vessels - Active fleet	45	45	44	43	43
Utilization - Active fleet	85.6%	79.8%	76.0%	82.5%	83.3%

Average day rates	$10,855	$10,544	$10,449	$9,679	$9,498

Vessels commencing drydocks	3	4	7	5	5

Deferred drydocking and survey costs - beginning balance	$21,153	$22,717	$20,677	$15,062	$14,993
Cash paid for deferred drydocking and survey costs	1,360	3,234	4,262	7,787	1,930
Amortization of deferred drydocking and survey costs	(3,182)	(2,776)	(3,778)	(1,913)	(2,323)
Disposals, intersegment transfers and other	—	(2,022)	1,556	(259)	462
Deferred drydocking and survey costs - ending balance	$19,331	$21,153	$22,717	$20,677	$15,062

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022

Europe/Mediterranean
Vessel revenues	$80,743	$78,929	$39,295	$31,250	$33,482

Vessel operating costs:
Crew costs	25,848	26,632	13,406	12,727	13,010
Repair and maintenance	6,081	5,342	2,900	2,706	3,067
Insurance	791	689	354	384	386
Fuel, lube and supplies	3,717	4,033	2,363	1,584	2,051
Other	3,719	5,376	2,292	2,371	1,762
Total vessel operating costs	40,156	42,072	21,315	19,772	20,276

Vessel operating margin ($)	40,587	36,857	17,980	11,478	13,206
Vessel operating margin (%)	50.3%	46.7%	45.8%	36.7%	39.4%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	51	50	26	27	27
Utilization - Total fleet	89.0%	88.8%	85.7%	83.4%	87.8%

Average vessels - Active fleet	51	50	26	27	27
Utilization - Active fleet	89.0%	88.8%	85.7%	83.4%	87.8%

Average day rates	$19,061	$19,105	$18,990	$15,669	$15,364

Vessels commencing drydocks	5	5	4	4	3

Deferred drydocking and survey costs - beginning balance	$16,256	$11,705	$11,363	$9,566	$8,588
Cash paid for deferred drydocking and survey costs	7,580	6,733	2,217	5,128	1,175
Amortization of deferred drydocking and survey costs	(2,758)	(3,201)	(1,875)	(1,739)	(1,523)
Disposals, intersegment transfers and other	—	1,019	—	(1,592)	1,326
Deferred drydocking and survey costs - ending balance	$21,078	$16,256	$11,705	$11,363	$9,566

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022

West Africa
Vessel revenues	$74,643	$73,650	$66,211	$59,457	$60,194

Vessel operating costs:
Crew costs	18,751	17,502	16,336	16,587	17,855
Repair and maintenance	4,626	4,868	4,665	4,834	3,971
Insurance	678	626	651	655	664
Fuel, lube and supplies	4,506	5,300	4,055	4,472	4,113
Other	5,509	4,753	5,037	5,314	5,212
Total vessel operating costs	34,070	33,049	30,744	31,862	31,815

Vessel operating margin ($)	40,573	40,601	35,467	27,595	28,379
Vessel operating margin (%)	54.4%	55.1%	53.6%	46.4%	47.1%

West Africa - Select operating statistics
Average vessels - Total fleet	68	72	70	74	75
Utilization - Total fleet	73.3%	70.7%	72.3%	68.4%	70.5%

Average vessels - Active fleet	67	69	65	66	65
Utilization - Active fleet	74.8%	73.9%	77.8%	76.6%	81.7%

Average day rates	$16,356	$15,772	$14,469	$13,047	$12,272

Vessels commencing drydocks	7	7	4	6	2

Deferred drydocking and survey costs - beginning balance	$28,527	$26,162	$20,390	$14,179	$11,545
Cash paid for deferred drydocking and survey costs	10,121	5,909	9,024	7,824	4,467
Amortization of deferred drydocking and survey costs	(4,367)	(3,544)	(3,000)	(2,267)	(1,909)
Disposals, intersegment transfers and other	(449)	—	(252)	654	76
Deferred drydocking and survey costs - ending balance	$33,832	$28,527	$26,162	$20,390	$14,179

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022

Worldwide
Vessel revenues	$300,515	$296,975	$210,323	$191,180	$185,106

Vessel operating costs:
Crew costs	97,537	97,286	68,007	66,643	69,699
Repair and maintenance	21,635	23,595	16,834	16,652	14,774
Insurance	2,765	2,359	2,168	2,005	2,027
Fuel, lube and supplies	15,265	17,770	13,958	13,555	12,841
Other	21,351	23,229	17,297	16,604	16,155
Total vessel operating costs	158,553	164,239	118,264	115,459	115,496

Vessel operating margin ($)	141,962	132,736	92,059	75,721	69,610
Vessel operating margin (%)	47.2%	44.7%	43.8%	39.6%	37.6%

Worldwide - Select operating statistics
Average vessels - Total fleet	221	223	187	190	194
Utilization - Total fleet	81.5%	80.5%	76.9%	76.5%	76.5%

Average vessels - Active fleet	219	219	181	180	180
Utilization - Active fleet	82.4%	82.1%	79.4%	80.6%	82.5%

Average day rates	$18,066	$17,865	$16,042	$14,624	$13,554

Vessels commencing drydocks	18	19	19	18	14

Deferred drydocking and survey costs - beginning balance	$99,215	$92,481	$82,787	$61,080	$57,877
Cash paid for deferred drydocking and survey costs	24,068	20,618	21,366	31,325	12,117
Amortization of deferred drydocking and survey costs	(16,380)	(13,885)	(11,672)	(9,618)	(8,897)
Disposals, intersegment transfers and other	(205)	1	—	—	(17)
Deferred drydocking and survey costs - ending balance	$106,698	$99,215	$92,481	$82,787	$61,080

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022

Net income	$37,328	$25,549	$21,928	$10,816	$10,182

Interest and other debt costs	20,263	19,288	4,731	4,190	4,339
Income tax expense	10,793	9,260	11,284	11,971	1,697
Depreciation	42,788	43,845	21,096	21,048	20,983
Amortization of deferred drydock and survey costs	16,379	13,885	11,672	9,618	8,898
Amortization of below market contracts	(1,894)	(1,906)	—	—	—
EBITDA (A), (B), (C)	125,657	109,921	70,711	57,643	46,099

Non-cash indemnification assets charge	(70)	1,184	—	—	—
Non-cash stock compensation expense	3,508	2,496	2,648	2,103	2,028
Acquisition, restructuring and integration related costs	2,177	6,079	1,242	1,426	5,150
Adjusted EBITDA (A), (B), (C)	$131,272	$119,680	$74,601	$61,172	$53,277

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge included in interest income and other; non-cash stock-based compensation expense; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended December 31, 2023, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,508, $2,496, $2,648, $2,103 and $2,028 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended December 31, 2023, and for each of the prior four quarters includes foreign exchange gain (losses) of $2,250, $(2,149), $(3,819), $2,348 and $2,105 respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, non-cash indemnification asset charge, non-cash stock-based compensation expense and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022

Net cash provided by operating activities (A)	$47,231	$34,939	$9,741	$12,794	$45,340

Cash interest expense	18,186	606	7,748	98	7,575
Interest income and other	(3,029)	(568)	(2,790)	(130)	(981)
Indemnification assets charge	70	(1,184)	—	—	—
Additions to property and equipment	(8,386)	(5,702)	(8,849)	(8,651)	(4,929)
Acquisitions	—	(594,191)	—	—	—
Expansion capital	1,034	594,252	2,493	109	1,240
	55,106	28,152	8,343	4,220	48,245

Proceeds from asset sales	5,902	945	2,943	5,716	5,093

Free cash flow	$61,008	$29,097	$11,286	$9,936	$53,338

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow excludes indemnification assets charge included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(24,083)	$(29,286)	$(23,447)	$2,295	$16,018
Cash paid for deferred drydock and survey costs	(24,069)	(20,618)	(21,366)	(31,325)	(12,117)
Total sources (uses) of cash for changes in assets and liabilities	$(48,152)	$(49,904)	$(44,813)	$(29,030)	$3,901

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.